Exhibit 10.2

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Second Amendment”) is made as of April 6, 2023, by and between the University of Pittsburgh – Of the Commonwealth System of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“University”) and INmune Bio, Inc (“Licensee”).

WHEREAS, University and Licensee have previously entered into an Exclusive License Agreement with effective date of June 26, 2017, as previously amended by the parties on September 20, 2017 (the “Agreement”); and

WHEREAS, the parties wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments to Agreement.

(a)	Section 3.2 (b)-(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

“(b) Dose the first patient in a Phase II Clinical Trial or foreign equivalent using the Licensed Technology by June 26, 2026; and

(c) Obtaining marketing authorization from the FDA or foreign equivalent for a product making use of the Licensed Technology by June 26, 2031.”

(b)	Exhibit A in the Agreement is hereby replaced in its entirety with the Exhibit A attached hereto.

2.	Miscellaneous.

(a)	Except as specifically amended above, all terms of the Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this Second Amendment, the terms of this Second Amendment shall prevail in effect.

(b)	The parties acknowledge that this Second Amendment and the Agreement set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous understandings between the parties, written or oral, regarding such subject matter.

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IN WITNESS WHEREOF, the parties represent and warrant that each has the authority to bind the party to this Agreement and hereto have executed this Second Amendment as of the date first written above.

UNIVERSITY OF PITTSBURGH – OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Evan Facher
Evan Facher, Ph.D., MBA
Director, Innovation Institute
Vice Chancellor for Innovation and Entrepreneurship

LICENSEE

By	/s/ David Moss
Name:	David Moss
Title:	CFO

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